TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
This Tenth Amendment to Eighth Restated Credit Agreement (this “Tenth Amendment”) is effective as of November 1, 2012 (the “Tenth Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), the Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended by this Tenth Amendment); and
WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and
WHEREAS, Parent and Borrowers have requested that the Credit Agreement be amended in certain respects including, without limitation, to (i) increase the Borrowing Base from $375,000,000 to $500,000,000, (ii) increase the Aggregate Maximum Credit Amounts from $450,000,000 to $750,000,000, (iii) extend the Maturity Date, and (iv) make certain other amendments thereto as more specifically described herein; and
WHEREAS, Parent and Borrowers have requested that Goldman Sachs Bank USA (the “New Lender”) become a new Lender hereunder with a Maximum Credit Amount in the amount as shown on Annex I to the Credit Agreement (as amended hereby); and
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and the Lenders hereby agree as follows:
Section 1.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Tenth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Tenth Amendment Effective Date in the manner provided in this Section 1.
1.1    Amended and Restated Definitions. The definitions of “Additional Permitted Debt”, “Aggregate Maximum Credit Amount”, “Applicable Margin”, “Loan Documents”, “Maturity Date”, “Permitted Bond Debt”, and “Permitted Bond Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:
“Additional Permitted Debt” means unsecured senior and unsecured subordinated Debt of Parent and/or any other Credit Party issued or incurred after the Tenth Amendment Effective Date so long as, in each case, (a) such Debt bears no greater than a market interest rate as of the time of its issuance or incurrence, (b) such Debt does not mature or require any scheduled principal payments of the principal amount thereof prior to the date that is no less than 5 years from the date such Debt is issued or incurred, (c) no indenture or other agreement governing such Debt contains (i) maintenance financial covenants or (ii) covenants or events of default that are more restrictive on Parent or any of its Restricted Subsidiaries than those contained in this Agreement are on Parent and its Restricted Subsidiaries, and (d) after giving effect to the issuance or incurrence of such Debt on a pro forma basis, Borrower shall be in compliance with all covenants set forth in Section 9.01 as of the last day of the applicable period covered by the certificate most recently delivered pursuant to Section 8.01(c) (for purposes of Section 9.01, as if such Debt, and all other Additional Permitted Debt issued or incurred since the first day of such applicable period, had been issued or incurred on the first day of such applicable period).
“Aggregate Maximum Credit Amount” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be increased, reduced or terminated pursuant to Section 2.06. On the Tenth Amendment Effective Date, the Aggregate Maximum Credit Amount of the Lenders is $750,000,000.
“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect (provided, however, that for the six month period following the Effective Date, in no event shall the margins for any ABR Loan or Eurodollar Loan, or the Commitment Fee Rate, as applicable, be less than the margins, or Commitment Fee Rate, as applicable, set forth under Category 3 in the table below):

Category	1	2	3	4	5
Borrowing Base Utilization Percentage	<25%	> 25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Loans	1.500%	1.750%	2.000%	2.250%	2.500%
ABR Loans	0.500%	0.750%	1.000%	1.250%	1.500%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth

Amendment, the Tenth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.
“Maturity Date” means November 1, 2017.
“Permitted Bond Debt” means, collectively, the Permitted 2010 Bond Debt, the Permitted 2011 Bond Debt, the Permitted 2012 Bond Debt and Additional Permitted Debt, if any, and any Debt which represents an extension, refinancing, or renewal of any of the foregoing in accordance with Section 9.02(l).
“Permitted Bond Documents” means, collectively, the Permitted 2010 Bond Documents, the Permitted 2011 Bond Documents, the Permitted 2012 Bond Documents, the Additional Permitted Debt Documents, if any, and any indentures, senior unsecured notes, all guarantees of any such notes, and all other agreements, documents or instruments executed and delivered by any Person in connection with, or pursuant to, the issuance of any other Permitted Bond Debt.
1.2    Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:
“2010 Indenture” means that certain Indenture dated as of September 16, 2010 among Parent, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.
“2011 Indenture” means that certain Indenture dated as of February 22, 2011 among Parent, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.
“2012 Indenture” means that certain Indenture dated as of May 2, 2012 among Parent, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.
“Permitted 2010 Bond Debt” means Debt of Parent resulting from the issuance by Parent of senior unsecured notes in an aggregate outstanding principal amount of $300,000,000, and which Debt (a) has a coupon or interest rate of nine and seven-eighths percent (9.875%) per annum, (b) matures on October 1, 2020, (c) is not secured by any Properties of the Credit Parties, (d) does not provide for or otherwise require any amortization prior to scheduled maturity, and (e) is evidenced and governed by the 2010 Indenture and related documentation containing customary terms and conditions, including, without limitation, covenants and events of default, for senior unsecured notes or senior subordinated notes of like tenor and amount.
“Permitted 2010 Bond Documents” means, collectively, the 2010 Indenture, senior unsecured notes, all guarantees of any such notes, and all other agreements, documents or instruments executed and delivered by any Person in connection with, or pursuant to, the issuance of the Permitted 2010 Bond Debt.

“Permitted 2011 Bond Debt” means Debt of Parent resulting from the issuance by Parent of senior unsecured notes in an aggregate outstanding principal amount of $400,000,000, and which Debt (a) has a coupon or interest rate of eight and one-quarter percent (8.25%) per annum, (b) matures on September 1, 2021, (c) is not secured by any Properties of the Credit Parties, (d) does not provide for or otherwise require any amortization prior to scheduled maturity, and (e) is evidenced and governed by the 2011 Indenture and related documentation containing customary terms and conditions, including, without limitation, covenants and events of default, for senior unsecured notes or senior subordinated notes of like tenor and amount.
“Permitted 2011 Bond Documents” means, collectively, the 2011 Indenture, senior unsecured notes, all guarantees of any such notes, and all other agreements, documents or instruments executed and delivered by any Person in connection with, or pursuant to, the issuance of the Permitted 2011 Bond Debt.
“Permitted 2012 Bond Debt” means Debt of Parent resulting from the issuance by Parent of senior unsecured notes in an aggregate outstanding principal amount of $400,000,000, and which Debt (a) has a coupon or interest rate of seven and five-eighths percent (7.625%) per annum, (b) matures on November 15, 2022, (c) is not secured by any Properties of the Credit Parties, (d) does not provide for or otherwise require any amortization prior to scheduled maturity, and (e) is evidenced and governed by the 2012 Indenture and related documentation containing customary terms and conditions, including, without limitation, covenants and events of default, for senior unsecured notes or senior subordinated notes of like tenor and amount.
“Permitted 2012 Bond Documents” means, collectively, the 2012 Indenture, senior unsecured notes, all guarantees of any such notes, and all other agreements, documents or instruments executed and delivered by any Person in connection with, or pursuant to, the issuance of the Permitted 2012 Bond Debt.
“Specified Debt Issuance” means the issuance or incurrence of Additional Permitted Debt by any Credit Party on or after the Tenth Amendment Effective Date but prior to the date on which the Scheduled Redetermination scheduled for on or about May 1, 2013 becomes effective.
“Tenth Amendment” means that certain Tenth Amendment to Eighth Restated Credit Agreement dated effective as November 1, 2012, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.
“Tenth Amendment Effective Date” means November 1, 2012.
1.3    Deletion of Definitions. Section 1.02 of the Credit Agreement shall be amended to delete the definitions of “Permitted 2005 Bond Documents” and “Permitted 2007 Bond Documents” in their entirety.

1.4    Amendment to Accordion Provision. Section 2.06(c)(ii)(A) of the Credit Agreement is hereby amended by deleting the reference to “$550,000,000” contained in such Section and inserting in lieu thereof a reference to “$850,000,000”.
1.5    Amendment to Automatic Debt Issuance Redeterminations. Section 2.07(d) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
“(d)    Automatic Debt Issuance Redeterminations. In addition to the other redeterminations of the Borrowing Base provided for herein, and notwithstanding anything to the contrary contained herein, the Borrowing Base shall automatically reduce on any Debt Issuance Date by an amount equal to twenty-five percent (25%) of the aggregate stated principal amount of any Additional Permitted Debt issued or incurred by the Credit Parties on such Debt Issuance Date; provided that, notwithstanding the foregoing, such Borrowing Base reduction shall not occur with respect to any Specified Debt Issuance. For the purposes of this Section 2.07(d), if any such Additional Permitted Debt is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount.”
1.6    Amendments to Reserve Report Covenant. Section 8.12(c) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and replacing it with “(iv) [intentionally omitted],”, and by amending and restating clause (vi) thereof in its entirety to read in full as follows:
(vi) attached thereto is a schedule of the proved Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties, which schedule demonstrates the percentage of the Recognized Value of the proved Oil and Gas Properties evaluated by such Reserve Report that the value of such Mortgaged Properties represent.
1.7    Amendments to Debt Covenant.
(a)    Section 9.02(g) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(g)    Permitted 2010 Bond Debt, Permitted 2011 Bond Debt, and Permitted 2012 Bond Debt, in each case, issued on or prior to May 2, 2012 and guarantee obligations of any Credit Party in respect thereof; provided, that such guarantee obligations are on terms and conditions satisfactory to the Administrative Agent in its sole discretion.
(b)    Section 9.02(h) of the Credit Agreement shall be amended by deleting the reference to “$300,000,000” contained therein and inserting in lieu thereof a reference to “$150,000,000”.

(c)    Section 9.02(l) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(l)    Debt which represents an extension, refinancing, or renewal of any of the foregoing; provided that, (i) the principal amount of such Debt is not increased (other than by the costs, fees, and expenses and by accrued and unpaid interest paid in connection with any such extension, refinancing or renewal), (ii) the interest rate of such Debt is not increased (except that extensions, refinancings or renewals of Permitted Bond Debt may increase the interest rate applicable to such Permitted Bond Debt on the date hereof by no more than three percent (3%) per annum), (iii) any Liens securing such Debt are not extended to any additional property of any Credit Party, (iv) no Credit Party that is not originally obligated with respect to repayment of such Debt is required to become obligated with respect thereto, (v) such extension, refinancing or renewal does not result in a shortening of the average weighted maturity of the Debt so extended, refinanced or renewed (and, with respect to Permitted Bond Debt, such extension, refinancing or renewal does not result in any principal amount owing in respect of Permitted Bond Debt becoming due earlier than the date that is 180 days following the Maturity Date), (vi) the terms of any such extension, refinancing, or renewal are not materially less favorable to the obligor thereunder, taken as a whole, than the original terms of such Debt and (vii) if the Debt that is refinanced, renewed, or extended was subordinated in right of payment to the Indebtedness, then the terms and conditions of the refinancing, renewal, or extension Debt must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, renewed, or extended Debt.
1.8    Amendment to Permitted Bond Documents Covenant. Section 9.19(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(b)    amend, modify or waive any provision of any Permitted Bond Document if the effect of such amendment, modification or waiver (i) subjects a Credit Party to any additional material obligation, (ii) increases the principal of any Permitted Bond Debt or increases the rate of interest on any note evidencing (A) Permitted 2010 Bond Debt to a rate in excess of 9.875%, (B) Permitted 2011 Bond Debt to a rate in excess of 8.25%, (C) Permitted 2012 Bond Debt to a rate in excess of 7.625%, or (D) Additional Permitted Debt to a rate in excess of the rate in effect upon the issuance of such Additional Permitted Debt, (iii) accelerates the date fixed for any payment of principal or interest on any note evidencing any Permitted Bond Debt to a date sooner than the date which is one year following the earlier of (A) the Maturity Date, and (B) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated, or (iv) would change the percentage of holders of such notes evidencing any Permitted Bond Debt required for any such amendment, modification or waiver from the percentage required on the date of issuance of any such notes evidencing any Permitted Bond Debt.
1.9    Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Tenth Amendment and any Borrowings made on the Tenth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Tenth Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Tenth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Tenth Amendment) of the aggregate Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 1.9.
SECTION 2.    Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be increased from $375,000,000 to $500,000,000 effective as of the Tenth Amendment Effective Date, and continuing until the next Scheduled Redetermination, Interim Redetermination or other redetermination of the Borrowing Base thereafter. Borrower Representative (on behalf of each Borrower), Parent and Lenders agree that the redetermination of the Borrowing Base provided for in this Section 2 shall be considered and deemed to be the November 1, 2012 Scheduled Redetermination.
SECTION 3.    Omnibus Amendment to Loan Documents. Notwithstanding anything in any Loan Document to the contrary, (a) in no event shall the defined terms “Collateral”, “Mortgaged Property” or any similar defined term describing any interest in any asset or property pledged by any Credit Party pursuant to the Loan Documents to secure the Indebtedness include any Building (as defined in the applicable Flood Insurance Regulations (as defined below)) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) and (b) no Building or Manufactured (Mobile) Home shall be subject to any Lien created by any Loan Documents. Each Lender and Issuing Bank hereby empowers and authorizes Administrative Agent to execute and deliver any and all releases of Liens, termination statements, mortgage amendments or other documents required to effectuate the foregoing. As used herein, “Flood Insurance Regulations” means (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

SECTION 4.    Conditions Precedent. The effectiveness of (i) the amendments to the Credit Agreement contained in Section 1 hereof, and (ii) the increase of the Borrowing Base contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:
4.1    Fees. In consideration for the agreements set forth herein, the Borrowers shall have paid to Administrative Agent any and all fees payable to Administrative Agent or Lenders pursuant to or in connection with the this Tenth Amendment.
4.2    Notes. Administrative Agent shall have received duly executed Notes payable to each Lender in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.
4.3    No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.
4.4    Corporate Authority Documentation. The Borrowers shall have delivered to Administrative Agent such certificates of authorized officers of the Borrowers and the Guarantors, certificates of Governmental Authorities, certified copies of the organizational documents of the Credit Parties (or certified confirmation that no amendments, modifications or revisions have been made to those previously certified and delivered to Administrative Agent, as applicable), certified copies of resolutions of the directors, managers or members, as applicable of the Borrowers and the Guarantors and such other documents, instruments and agreements as Administrative Agent shall require to evidence the valid corporate existence and authority to conduct business of the Borrowers and the Guarantors and the due authorization, execution and delivery of this Tenth Amendment any other documents related to this Tenth Amendment, and any other legal matters relating to the Borrowers, the Guarantors, any Subsidiary or the other Loan Documents by the Borrowers and/or the Guarantors, all in a form and substance reasonably satisfactory to Administrative Agent and its counsel.
4.5    Opinion. The Borrowers shall have delivered to Administrative Agent favorable opinions of McAfee Taft LLP, counsel to the Borrowers and the Guarantors each dated as of the Tenth Amendment Effective Date, addressed to Administrative Agent and the Lenders and covering such matters in connection with the foregoing as Administrative Agent or the Lenders may reasonably request, in a form and substance reasonably satisfactory to Administrative Agent and its counsel.
4.6    Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, including, without limitation, amendments to Mortgages, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Tenth Amendment and the transactions contemplated hereby.
SECTION 5.    New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if the New Lender were an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Tenth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Tenth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Tenth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
SECTION 6.    Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Tenth Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:
6.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.
6.2    Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Tenth Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.
6.3    Validity and Enforceability. This Tenth Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
6.4    No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.

SECTION 7.    Miscellaneous.
7.1    Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Tenth Amendment.
7.2    Parties in Interest. All of the terms and provisions of this Tenth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
7.3    Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Tenth Amendment and all related documents.
7.4    Counterparts. This Tenth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Tenth Amendment until Parent, Borrowers and each Lender (including the New Lender) has executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.
7.5    Complete Agreement. THIS TENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
7.6    Headings. The headings, captions and arrangements used in this Tenth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Tenth Amendment, nor affect the meaning thereof.
7.7    Effectiveness. This Tenth Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and each Lender (including the New Lender), and all conditions to the effectiveness hereof set forth herein have been satisfied.
7.8    Governing Law. This Tenth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.
[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC., a Delaware corporation

By:	/s/ Mark A. Fischer Mark A. Fischer, Chief Executive Officer and President

BORROWERS:
CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

By:	/s/ Mark A. Fischer Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

By:	/s/ Mark A. Fischer Mark A. Fischer, Chief Executive Officer and President

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Correne S. Loeffler Correne S. Loeffler, Authorized Officer

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Michael Higgins
Name:    Michael Higgins
Title:    Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	ROYAL BANK OF CANADA, as a Lender
By:    /s/ Mark Lumpkin, Jr.
Name:    Mark Lumpkin, Jr.
Title:    Authorized Signatory

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	UBS LOAN FINANCE LLC, as a Lender
By:    /s/ Irja R. Otsa
Name:    Irja R. Otsa
Title:    Associate Director
By:    /s/ Joselin Fernandez
Name:    Joselin Fernandez
Title:    Associate Director

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:    /s/ Tom Byargeon
Name:    Tom Byargeon
Title:    Managing Director
By:    /s/ Michael D. Willis
Name:    Michael D. Willis
Title:    Managing Director

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender
By:    /s/ David M. Bornstein
Name:    David M. Bornstein
Title:    Director

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	WELLS FARGO BANK, N.A., as a Lender
By:    /s/ Catherine Cook
Name:    Catherine Cook
Title:    Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender
By:    /s/ Mark Sparrow
Name:    Mark Sparrow
Title:    Director

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	COMERICA BANK, as a Lender
By:    /s/ Katya Evseev
Name:    Katya Evseev
Title:    Assistant Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	NATIXIS, as a Lender
By:    /s/ Timothy L. Polvado
Name:    Timothy L. Polvado
Title:    Sr. Managing Director
By:    /s/ Carolos Quinteros
Name:    Carlos Quinteros
Title:    Managing Director

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ Terry McCarter
Name:    Terry McCarter
Title:    Senior Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	COMPASS BANK, as a Lender
By:    /s/ Kathleen J. Bowen
Name:    Kathleen J. Bowen
Title:    Senior Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:    /s/ Doreen Barr
Name:    Doreen Barr
Title:    Director
By:    /s/ Michael Spaight
Name:    Michael Spaight
Title:    Associate

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ Paul J. Pace
Name:    Paul J. Pace
Title:    Senior Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	UNION BANK, N.A., as a Lender
By:    /s/ Brian Hawk
Name:    Brian Hawk
Title:    Investment Banking Officer

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ Bruce E. Hernandez
Name:    Bruce E. Hernandez
Title:    Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	GOLDMAN SACHS BANK USA, as a Lender
By:    /s/ Mark Walton
Name:    Mark Walton
Title:    Authorized Signatory

SIGNATURE PAGE
TENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	8.20000000%	$61,500,000.00
Capital One, National Association	8.00000000%	$60,000,000.00
Credit Agricole Corporate And Investment Bank	8.00000000%	$60,000,000.00
Royal Bank of Canada	8.00000000%	$60,000,000.00
Société Générale	8.00000000%	$60,000,000.00
UBS Loan Finance LLC	8.00000000%	$60,000,000.00
Wells Fargo Bank, N.A.	8.00000000%	$60,000,000.00
The Bank of Nova Scotia	5.70000000%	$42,750,000.00
Comerica Bank	5.70000000%	$42,750,000.00
Natixis	5.70000000%	$42,750,000.00
Goldman Sachs Bank USA	5.70000000%	$42,750,000.00
Amegy Bank National Association	3.50000000%	$26,250,000.00
Compass Bank	3.50000000%	$26,250,000.00
Credit Suisse AG, Cayman Islands Branch	3.50000000%	$26,250,000.00
KeyBank National Association	3.50000000%	$26,250,000.00
Union Bank, N.A.	3.50000000%	$26,250,000.00
U.S. Bank National Association	3.50000000%	$26,250,000.00

TOTAL	100.00000000%	$750,000,000.00

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